Exhibit 99.1

Rural/Metro Corporation to Be Acquired by Warburg Pincus for $17.25 per Share

SCOTTSDALE, AZ — (MARKET WIRE) — 03/28/11 — Rural/Metro Corporation (NASDAQ: RURL) (the “Company”), a leading national provider of ambulance and private fire protection services, today announced it has entered into a definitive agreement for the acquisition of the Company by the private equity firm Warburg Pincus in an all-cash transaction.

Under terms of the agreement, Rural/Metro shareholders will receive $17.25 per share of common stock in cash, representing a 37% premium over the closing price on March 25, 2011 and a 28% premium over the volume weighted average share price over the previous month. The Company’s Board of Directors, acting on the recommendation of a Special Committee consisting of independent directors, unanimously approved the terms of the agreement and recommended that Rural/Metro shareholders approve the transaction. In addition to shareholder approval, the transaction is subject to the satisfaction of customary closing conditions and regulatory approvals. It is currently anticipated the transaction will be completed by the end of June 2011.

Christopher Shackelton, Chairman of the Board of Rural/Metro, said, “The Board believes that this transaction is an exceptional opportunity for Rural/Metro’s shareholders. We have worked diligently to maximize the long-term value in the business, and are pleased that our shareholders are being rewarded for their trust in the Company’s vision, business plan and management.”

Mr. Shackelton emphasized that, “Following careful consideration and the examination of various methods to enhance shareholder value, the Board of Directors believes that now is an advantageous time for the Company to move to the next stage of its development as a private company under the stewardship of Warburg Pincus.”

Michael DiMino, President and Chief Executive Officer, said, “I am excited by the transition of Rural/Metro to new ownership. Partnering with Warburg Pincus provides the resources and flexibility to fuel our organic and strategic growth initiatives, and to leverage our strength as the best-in-class operator in both the ambulance and private fire protection industries. For our employees, customers and patients, we are dedicated to maintaining the highest standards of care, and to enhancing our value as a key partner in every community we serve.”

Sean Carney, a Warburg Pincus Managing Director, said, “We believe an investment in Rural/Metro and this industry is a tremendous opportunity for Warburg Pincus. Rural/Metro is an expert provider of ambulance and private fire protection services with an experienced management team that has delivered excellent results and increased shareholder value. We are excited to work with the management team and the 8,000 dedicated employees under Michael DiMino’s leadership to enhance the Company’s technological capabilities and service for the long-term benefit of its customers.”

RBC Capital Markets and Moelis & Company are acting as financial advisors, and the law firm of Paul, Hastings, Janofsky & Walker is acting as legal advisor to Rural/Metro.

Citigroup Global Markets, Inc., Credit Suisse and Jefferies & Company, Inc. acted as financial advisors, and Cleary Gottlieb Steen & Hamilton is acting as legal advisor to Warburg Pincus.

About Rural/Metro Corporation

Rural/Metro Corporation is a leading national provider of emergency and non-emergency ambulance services and private fire protection services in 20 states and approximately 440 communities throughout the United States. For more information, please visit the Company’s web site at www.ruralmetro.com.

About Warburg Pincus

Warburg Pincus is a leading global private equity firm. The firm has more than $30 billion in assets under management. Its active portfolio of more than 110 companies is highly diversified by stage, sector, and geography. Warburg Pincus is a growth investor and an experienced partner to management teams seeking to build durable companies with sustainable value. Founded in 1966, Warburg Pincus has raised 13 private equity funds which have invested more than $35 billion in over 600 companies in more than 30 countries. The firm has offices in Beijing, Frankfurt, Hong Kong, London, Mumbai, New York, San Francisco,Sao Paulo, and Shanghai. For more information, please visit www.warburgpincus.com.

Since inception, the firm has invested approximately $7.5 billion in healthcare companies, including investments in American Medical Systems (NASDAQ: AMMD), Bausch & Lomb, Coventry Health Care (NYSE: CVH), Euromedic International (acquired by Merrill Lynch Global Private Equity and Ares Life Sciences in 2008), Harbin Pharmaceuticals (SHA: 600664), InterMune (NASDAQ: ITMN), Lepu Medical Technology(SHE: 300003), RegionalCare Hospital Partners, ReSearch Pharmaceutical Services, and Tornier (NASDAQ: TRNX).

Additional Information and Where to Find It

In connection with the merger, Rural/Metro will prepare a Preliminary Proxy Statement to be filed with the SEC that will provide additional important information. When completed, a Definitive Proxy Statement will be mailed to stockholders of the Company. The Company’s stockholders will be able to obtain a copy of the Definitive Proxy Statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov or from the Company’s website at http://www.ruralmetro.com. Stockholders also will be able to obtain a copy of the Definitive Proxy Statement and other documents related to the merger (when available) by written request to Rural/Metro Corporation, c/o Corporate Secretary, 9221 E. Via de Ventura, Scottsdale, AZ 85258.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the Company’s participants in the solicitation will be set forth in the Company’s proxy statement relating to the merger when it becomes available.

Forward-Looking Statements

The foregoing reflects the Company’s views about its future financial condition, performance and other matters that constitute “forward-looking” statements as such term is defined by the federal securities laws. Many of these statements can be found by looking for words such as “believe,” “anticipate,” “expect,” “plan,” “intend,” “may,” “should,” “will likely result,” “continue,” “estimate,” “project,” “goals,” or similar words used herein in connection with any discussions of future operating or financial performance or business prospects. We may also make forward-looking statements in our financial reports filed with the SEC, investor calls and other investor communications. These forward-looking statements are subject to the safe harbor protection provided by federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions, including those relating to the Company’s risk that a condition to closing the transaction may not be satisfied or other risks that may cause the transaction not to be completed within the expected time period, future business prospects, uncompensated care, working capital, accounts receivable collection, liquidity, cash flow, EBITDA, adjusted EBITDA, capital expenditures, insurance coverage and claim reserves, capital needs, key operating metrics, future growth plans, future operating results, and future compliance with covenants in our debt facilities or instruments. In addition, the Company may face risks and uncertainties related to other factors that are listed in its periodic reports filed under the Securities Exchange Act. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, because the statements are subject to risks and uncertainties, the Company can give no assurance that its expectations will be attained or that actual developments and results will not materially differ from those expressed or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

(RURL/F)

Contacts

For Rural/Metro Corporation

Liz Merritt

480-606-3337

Email Contact

For Warburg Pincus

Ed Trissel

(212) 878-9288

Email Contact

Rory Mackin

(212) 878-9322

Email Contact

Source: Rural/Metro Corporation

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